UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 14, 2021

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway	Fort Myers	Florida	33966
(Address of Principal Executive Offices)			(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2021, Chico’s FAS, Inc. (the “Company”) adopted the Second Amendment to Chico’s FAS, Inc. Officer Severance Plan and Summary Plan Description (the “OSP”), effective September 14, 2021 (the “Second Amendment”). Since March 31, 2020, participation in the OSP had been temporarily frozen as part of the Company’s cost-saving measures undertaken in response to the COVID-19 pandemic. The Second Amendment reinstates the OSP for eligible employees whose employment is terminated on or after September 14, 2021.

Additionally, the Second Amendment: (i) expands the plan administrator’s discretion to cease paying benefits under the OSP if a participant is subsequently hired or engaged by the Company in a non-employee capacity (such as, an independent contractor or consultant); (ii) adds a mitigation clause and notice requirement in the event a participant receives payments for providing services to a non-related entity, permitting the plan administrator, in its sole discretion, to reduce the cash severance amount payable under the OSP by the amount of compensation the participant receives for providing services to the non-related entity; (iii) modifies the cash severance benefits payable to a Senior Vice President for terminations not in connection with a change in control; and (iv) modifies the cash severance benefits payable to a Vice President for terminations in connection with a change in control.

The foregoing is a summary of the terms of the Second Amendment and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits:

Exhibit 10.1	Second Amendment to Chico’s FAS, Inc. Officer Severance Plan and Summary Plan Description effective September 14, 2021
Exhibit 104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: September 20, 2021	By:
/s/ Kristin M. Gwinner
Kristin M. Gwinner, Executive Vice President - Chief Human Resources Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Second Amendment to Chico’s FAS, Inc. Officer Severance Plan and Summary Plan Description effective September 14, 2021
Exhibit 104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document